Exhibit 99.2

 January 12, 2026  J.P. Morgan Healthcare Conference Presentation

 Forward Looking Statements  The forward-looking statements in this presentation are based upon the Company’s current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timings discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: failure to continue to successfully commercialize ARIKAYCE in the U.S., Europe or Japan or failure to successfully commercialize BRINSUPRI in the U.S. or Europe, or to maintain U.S., European or Japanese approval for ARIKAYCE or U.S. or E.U. approval for BRINSUPRI; our inability to obtain full approval of ARIKAYCE from the FDA, including the risk that we will not successfully or in a timely manner complete the confirmatory post-marketing clinical trial required for full approval of ARIKAYCE, or our failure to obtain regulatory approval to expand ARIKAYCE’s indication to a broader patient population; failure to obtain, or delays in obtaining, regulatory approvals for our product candidates in the U.S., Europe or Japan, for ARIKAYCE outside the U.S., Europe or Japan, including separate regulatory approval for Lamira® in each market and for each usage, or for brensocatib in NCFB in the U.K. or Japan; failure to successfully commercialize our product candidates, if approved by applicable regulatory authorities, or to maintain applicable regulatory approvals for such product candidates, if approved; uncertainties or changes in the degree of market acceptance of our marketed products or, if approved, our product candidates, by physicians, patients, third-party payors and others in the healthcare community; our inability to obtain and maintain adequate reimbursement from government or third-party payors for our marketed products or, if approved, our product candidates, or acceptable prices for our marketed products or, if approved, our product candidates; inaccuracies in our estimates of the size of the potential markets for our marketed products and our product candidates or in data we have used to identify physicians, expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; failure of third parties on which we are dependent to manufacture sufficient quantities of our marketed products and our product candidates for commercial or clinical needs, as applicable, to conduct our clinical trials, or to comply with our agreements or laws and regulations that impact our business; the risks and uncertainties associated with, and the perceived benefits of, our senior secured loan with certain funds managed by Pharmakon Advisors LP and our royalty financing with OrbiMed Royalty & Credit Opportunities IV, LP, including our ability to maintain compliance with the covenants in the agreements for the senior secured loan and royalty financing and the impact of the restrictions on our operations under these agreements; our inability to create or maintain an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of our marketed products or any of our product candidates that are approved in the future; failure to successfully conduct future clinical trials for our marketed products or our product candidates and our potential inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval of our product candidates or to permit the use of ARIKAYCE in the broader population of patients with MAC lung disease, among other things; development of unexpected safety or efficacy concerns related to our marketed products or our product candidates; risks that our clinical studies will be delayed, that serious side effects will be identified during drug development, or that any protocol amendments submitted will be rejected; failure to successfully predict the time and cost of development, regulatory approval and commercialization for novel gene therapy products; risk that interim, topline or preliminary data from our clinical trials that we announce or publish from time to time may change as more patient data become available or may be interpreted differently if additional data are disclosed, or that blinded data will not be predictive of unblinded data; risk that our competitors may obtain orphan drug exclusivity for a product that is essentially the same as a product we are developing for a particular indication; our inability to attract and retain key personnel or to effectively manage our growth; our inability to successfully integrate our acquisitions and appropriately manage the amount of management’s time and attention devoted to integration activities; risks that our acquired technologies, products and product candidates will not be commercially successful; inability to adapt to our highly competitive and changing environment; inability to access, upgrade or expand our technology systems or difficulties in updating our existing technology or developing or implementing new technology; risk that we are unable to maintain our significant customers; risk that government healthcare legislation or other government action materially increases our costs and damages our financial condition; business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises; risk that our current and potential future use of AI and machine learning may not be successful; deterioration in general economic conditions in the U.S., Europe, Japan and globally, including the effect of prolonged periods of inflation, affecting us, our suppliers, third-party service providers and potential partners; the risk that we could become involved in costly intellectual property disputes, be unable to adequately protect our intellectual property rights or prevent disclosure of our trade secrets and other proprietary information, and incur costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on us by agreements related to our marketed products or our product candidates, including our license agreements with PARI and AstraZeneca AB, and failure to comply with our obligations under such agreements; the cost and potential reputational damage resulting from litigation to which we are or may become a party, including product liability claims; risk that our operations are subject to a material disruption in the event of a cybersecurity attack or issue; changes in laws and regulations applicable to our business, including any pricing reform and laws that impact our ability to utilize certain third parties in the research, development or manufacture of our product candidates, and failure to comply with such laws and regulations; our history of operating losses, and the possibility that we never achieve or maintain profitability; goodwill impairment charges affecting our results of operations and financial condition; inability to repay our existing indebtedness and uncertainties with respect to our ability to access future capital; and delays in the execution of plans to build out an additional third-party manufacturing facility approved by the appropriate regulatory authorities and unexpected expenses associated with those plans.  Additional Disclaimers: Please be aware that brensocatib in HS, TPIP, INS1201, INS1202, INS1148, and INS1033 are investigational products that have not been approved for sale or found safe or effective by the FDA or any regulatory authority. In addition, ARIKAYCE has not been approved for the treatment of all patients with MAC lung disease and brensocatib has not been approved for the treatment of patients with non-cystic fibrosis bronchiectasis outside the U.S. and the E.U. This presentation is not promotion or advertisement of ARIKAYCE, BRINSUPRI, brensocatib in HS, TPIP, INS1201, INS1202, INS1148, or INS1033. Insmed, ARIKAYCE and BRINSUPRI are registered trademarks of Insmed Incorporated. All other trademarks are property of their respective owner(s).   HS: Hidradenitis Suppurativa | TPIP: Treprostinil Palmitil Inhalation Powder | MAC / MAC LD: Mycobacterium avium complex lung disease | FDA: Food & Drug Administration

 Patient Minute

Three Therapeutic Areas, One Goal:
Develop First- and Best-in-Class* Therapies

Respiratory
- **BRINSUPRI®**
- **ARIKAYCE®**
- **TPIP:** PAH & PH-ILD
- **TPIP:** PPF & IPF
- **INS1148 (SCF248 mAb):** ILD & Asthma
- **DPP1:** Other

Immunology & Inflammation
- **Brensocatib:** HS
- **INS1033 (DPP1):** RA & IBD
- **Next-Gen Uricase:** Gout
- **IgG Protease**
- **INS1148 (SCF248 mAb):** Other
- **Novel MoA**

Neuro & Other Rare
- **INS1201 (GTx):** DMD
- **INS1202 (GTx):** ALS
- **INS1203 (GTx):** Stargardt
- **Synthetic Rescue (ASO):** AT
- **Synthetic Rescue (ASO):** AOA1
- Other Rare Diseases

Research & Business Development

insmed

TPIP: Treprostinil Palmitil Inhalation Powder | PAH: pulmonary arterial hypertension | PH-ILD: pulmonary hypertension due to interstitial lung disease | PPF: Progressive pulmonary fibrosis | IPF: Idiopathic pulmonary fibrosis | COPD: Chronic obstructive pulmonary disease | SCF248: stem cell factor 248 | SCF248 mAb: stem cell factor 248 monoclonal antibody | ILD: interstitial lung disease | HS: hidradenitis suppurativa | DPP1: dipeptidyl peptidase 1 inhibitor | Next-Gen: next generation | RA: Rheumatoid arthritis | IBD: Inflammatory bowel disease | IgG: Immunoglobulin G | GTx: Gene Therapy | DMD: Duchenne muscular dystrophy | ALS: amyotrophic lateral sclerosis | ASO: Antisense Oligonucleotide | AT: Ataxia Telangiectasia | AOA1: Ataxia with Oculomotor Apraxia Type 1 | MoA: Mechanism of Action | * "Best-in-disease/best-in-class" indicates a profile that could be considered more attractive than other treatment options for a particular disease. Head-to-head clinical trials are not anticipated.

4

Next 18+ Months Poised to Deliver Multiple Commercial and Clinical Catalysts

TODAY

Commercial Catalysts

...Prior 18+ Months	Next 18+ Months...		
Brinsupri® U.S. Launch	Brinsupri® EU & UK Launch*	Brinsupri® Japan Launch*	ARIKAYCE® Label Expansion**

Clinical Catalysts

...Prior 18+ Months

- ✓ Ph2 PH-ILD Readout
- ✓ Ph3 ASPEN Readout
- ✓ DMD IND Filed
- ✓ Ph2 PAH Readout
- ✓ Ph3 PALM-ILD Initiated
- ✓ ALS IND Filed
- ✓ INS1148 Acquired

Next 18+ Months...

Respiratory

- Ph3 ENCORE Readout
- Ph3 PALM-PAH Initiation
- Ph3 PALM-PPF Initiation
- Ph3 PALM-IPF Initiation
- Ph2 PAH OLE Updates
- Ph2 ILD Initiation
- Ph2 Asthma Initiation

Immunology & Inflammation

- Ph2 CEDAR Readout
- IBD IND Filing
- RA IND Filing

Neuro & Other Rare

- Stargardt IND Filing
- Ph1 ASCEND Updates (DMD)
- Ph1 ARMOR Updates (ALS)
- Ph1 Stargardt Updates

Business Development

insmed®

* Pending regulatory approval in the United Kingdom (UK) and Japan | ** Pending regulatory approval | Initiation indicates that trial sites are open and ready to screen participants for enrollment | TPIP: Treprostinil Palmitil Inhalation Powder | PAH: pulmonary arterial hypertension | PPF: Progressive pulmonary fibrosis | IPF: Idiopathic pulmonary fibrosis | I&I: Immunology & Inflammation | RA: Rheumatoid arthritis | I&I: Immunology & Inflammation | IBD: Inflammatory bowel disease | ILD: interstitial lung disease | DMD: Duchenne muscular dystrophy | ALS: Amyotrophic lateral sclerosis | OLE: open label extension

5

Potential Future Value Creation Driven by Commercial & Clinical Execution



~$37B
U.S. BRINSUPRI APPROVAL
Ph2 PAH
ASPEN
~$4B
Market Cap[1]
APR-24
MAY-24
JUN-25
AUG-25
DEC:25[2]
Key Events[2]

Potential Value Drivers

- **BRINSUPRI** launch execution
- **ARIKAYCE:** ENCORE readout & label expansion*
- **CEDAR** readout
- **TPIP:** Phase 2 PAH **OLE data** update
- **INS1148:** Phase 2 **ILD** & **Asthma** trial initiations
- Multiple **Phase 3 trial** initiations
- **~1-2 INDs** filed per year
- Continued **R&D** and **BD** activity

insmed

[1] Market capitalization/cap: number of shares outstanding multiplied by share close price. Approximate incremental market cap considers the average market cap increase for the period of weeks after which an event significantly impacted the stock price | [2] December 31, 2025 | * Pending regulatory approval | Ph: Phase | OLE: open label extension | ILD: interstitial lung disease | IND: investigational new drug application | R&D: Research & Development | BD: Business Development

[2] April 2024: Represents the approximate average market cap of the 6 weeks preceding the ASPEN readout | May 31, 2024: Ph3 ASPEN data on brensocatib in non-cystic fibrosis bronchiectasis (NCFB) were released | June 10, 2025: Ph2 data on treprostinil palmitil inhalation powder (TPIP) in pulmonary arterial hypertension (PAH) were released | August 12, 2025: BRINSUPRI received FDA approval for the treatment of diagnosed NCFB patients 12 years and older

6

 Respiratory   T H E R A P E U T I C  A R E A

BRINSUPRI Demonstrates Continued Strength in First Full Quarter of Revenue

Brinsupri®

Q4 2025	FY 2025
~$144.6M	~$172.7M

Preliminary Unaudited U.S. Net Revenues[1]

New Patient Starts

Q3:25 (Partial Quarter)	Q4:25
~2,550	~9,000 ~11,550 Cumulative as of 12/31/2025

Cumulative Prescribers[2]

as of 12/31/2025

~4,000

up from **~1,700 prescribers** as of 9/30/2025

insmed

[1] Three months and year ended December 31, 2025. These preliminary unaudited results are subject to adjustment. The Company will report its final and complete fourth-quarter and full-year 2025 financial results in February 2026. The actual results could be materially different from these preliminary unaudited financial results | [2] Defined as physicians that have written at least one script since launch. Additional physicians responsible for prescriptions placed directly by hospital pharmacies are not included in this metric | FY: Full-Year | Q: Quarter | M: Million

8

 BRINSUPRI Results Are Promising but Do Not Reflect Final Contracting and Access Dynamics  NCFB: non-cystic fibrosis bronchiectasis | 1 Includes approvals by both Medicare and commercial payors | Q: Quarter  Access continues to be broad as only approved therapy for NCFB  Vast majority of prescriptions have been approved for coverage1  Continue to engage with payors to establish frictionless access requirements  Expect out-of-pocket reset dynamics in Q1:26  Expect rebating to increase and access criteria to be more strictly enforced as payor contracts are finalized in 2026  Inventory stocking accounted for ~9% of Q4 revenues  Encouraging Signs  Reasons for Caution

ARIKAYCE Demonstrates Continued Strength

FY 2025[1]


U.S.
~$280.3M
~+10.0%
GTN: ~20%
Worldwide
~$433.8M
~+19.3%
Int'l
~$153.5M
~+40.9%

Strength in U.S. demonstrates commercial ability to execute across **multiple products**

FY 2026E

ARIKAYCE
Revenue Guidance

$450 to $470M

Full-Year 2026

Represents continued growth in **eighth year on the market**

¹ Growth is vs. same prior year period; These preliminary unaudited results are subject to adjustment. The Company will report its final and complete fourth-quarter and full-year 2025 financial results in February 2026. The actual results could be materially different from these preliminary unaudited financial results | GTN: Gross-to-Net | U.S.: United States | Int'l: International | E: Expected | M: Million

insmed

10

 * If expanded label for ARIKAYCE is approved | 1 ARISE was a Phase 3 designed to help support the validation of a PRO tool to be used in ENCORE, the ongoing Phase 3b registrational study evaluating the efficacy and safety of an ARIKAYCE-based regimen in patients with newly diagnosed or recurrent MAC lung disease who have not received antibiotics for their current infection | 2 Compared to the active control group | 3 80% of patients in the ARIKAYCE arm achieved and maintained a negative sputum culture at Month 7 compared to 47% of patients in the control arm | † Total addressable Refractory MAC patients in the U.S., Europe (France, Germany, Italy, Spain, and United Kingdom), and Japan | ‡ Additional addressable MAC patients in the U.S. and Japan if expanded ARIKAYCE label is approved | MAC / MAC LD: Mycobacterium avium complex lung disease | Ref: Refractory | U.S.: United States | H: half | PRO: patient reported outcome | TAM: total addressable market | Note: References related to patient TAMs can be found in the Company's Investor Presentation.  ENCORE: Topline Data Readout Expected March/April 2026  MAC LD  Potential Label Expansion*  Current TAM 30K† (Ref MAC)  ~+200K‡ Additional Patients* (All MAC LD)  Primary Endpoint  U.S.: Change from baseline respiratory symptom score at Month 13  Japan: Proportion of patients achieving durable culture conversion at Month 15  ARIKAYCE patients showed faster, greater, and more durable culture conversion2  Highlighted benefit of earlier treatment3   Validated PRO tool  Takeaways From ARISE1  11

 PALM-ILD: Initiated Dec:25  Primary Endpoint: Change in baseline 6MWD  Key Secondary: 6MWD at trough1, NT-proBNP, PK  Phase 3 initiation expected early 2026  Primary Endpoint: Change in baseline 6MWD  Expect Phase 2 OLE updates 2H:26  Expect Phase 3 studies to initiate in 2H:26  Meeting and aligning with FDA in 1H:26  Increasing TPIP manufacturing to adequately resource these studies  PH-ILD  PAH  PPF  IPF  TPIP: Designing and Conducting an Expansive Registrational Program  1 Secondary endpoint; placebo-adjusted metric measured pre-dose at Week 22 | Initiation indicates that trial sites are open and ready to screen participants for enrollment | alpha (α): significance level representing the probability of concluding a treatment is effective when it is not | TPIP: Treprostinil Palmitil Inhalation Powder | PH-ILD: pulmonary hypertension due to interstitial lung disease | PAH: pulmonary arterial hypertension | 6MWD: six-minute walk distance | NT-proBNP: N-terminal pro b-type natriuretic peptide; a biomarker of cardiac stress | PK: pharmacokinetics | Dec: December | OLE: open-label extension | H: half | YE: year-end

INS1148: Potential First-in-Class Therapy for Respiratory and I&I Diseases

INS1148* is designed to selectively target SCF248, a specific isoform of SCF (c-Kit receptor ligand[1])

- ✓ **Inhibits** upstream SCF248/c-Kit signaling associated with **inflammatory diseases**
- ✓ **Preserves** homeostatic & tissue healing pathways associated with **SCF220[1]**

Plan to initiate Phase 2 programs in ILD and moderate to severe asthma

SCF248/c-Kit Signaling Pathway



Inflammatory Mediators
Immune Cells with SCF248 c-Kit Receptors
(Mast Cells, ILC2, Eosinophils, etc.)
Secreted Cytokines² (IL-4, IL-9, IL-13, IL-25, TGFβ, etc.)
When INS1148 is not present
Fibroblasts
(Nearby Quiescent Tissue)
Myofibroblasts
Expressing SCF248 (●)
Upstream Inflammatory SCF248 Signaling
When INS1148 is present
Return to
Quiescent Tissue
INS1148 (Y) Selectively
Binds SCF248 (●)
✓ SCF248 Signaling Inhibited
✓ SCF220 Signaling Preserved¹

* Humanized monoclonal antibody | [1] SCF is the only known ligand for the c-Kit receptor with 2 known splice variants: SCF220 and SCF248. SCF220 is ubiquitously expressed and exerts its biological function as a transmembrane dimer that binds to c-Kit to signal homeostatic & tissue healing pathways. | [2] Promoting inflammation, tissue remodeling, and fibrosis | SCF: stem cell factor | I&I: immunology & inflammatory | Eos: eosinophils | ILC2: Group 2 innate lymphoid cells that produce different cytokines to direct immune responses | mAb: monoclonal antibody | c-Kit: critical receptor tyrosine kinase protein on cell surfaces; binding site to SCF to trigger growth signals | ILD: interstitial lung disease | IL: interleukin; cell signaling cytokines

insmed 13

Respiratory Therapeutic Area Portfolio & Pipeline


Pre-Clinical
Ph1
Ph2
Ph 3
Commercial
BRINSUPRI® (brensocatib)
Bronchiectasis*
ARIKAYCE®
Refractory MAC
All MAC Lung Disease
TPIP
PH-ILD
PAH
PPF
IPF
INS1148
ILD
Asthma**
DPP1 Inhibitors
Other Indications

Anticipated Catalysts

Mar/Apr 2026	ENCORE Ph3 readout
Early 2026	PALM-PAH Ph3 trial initiation
1H:26	BRINSUPRI EU launch*
2H:26	PALM-PPF Ph3 trial initiation
2H:26	PALM-IPF Ph3 trial initiation
2H:26	BRINSUPRI UK & Japan launch*
'26/'27	ILD & Asthma Ph2 trial initiations

insmed

* Brensocatib remains under review by regulatory authorities in the UK and Japan (approved in the U.S. and EU) | ** moderate-to-severe asthma | Bronchiectasis: non-cystic fibrosis bronchiectasis | Initiation indicates that trial sites are open and ready to screen participants for enrollment | MAC: *Mycobacterium avium* complex lung disease | TPIP: Treprostinil Palmitil Inhalation Powder | PH-ILD: pulmonary hypertension due to interstitial lung disease | PAH: pulmonary arterial hypertension | PPF: progressive pulmonary fibrosis | IPF: idiopathic pulmonary fibrosis | ILD: interstitial lung disease | DPP1: dipeptidyl peptidase 1 inhibitor | Next-Gen: next-generation | U.S.: United States | UK: United Kingdom | EU: European Union | H: Half | Ph: Phase

14

 Immunology & Inflammation  T H E R A P E U T I C    A R E A

CEDAR: Topline Data Readout Expected **Q2:26**

Hidradenitis Suppurativa

Key Trial Details

- **Primary**: Percent reduction in abscess and inflammatory nodule (AN) count vs. baseline
- **CEDAR Powering:** alpha of **0.10**
  - ✓ **95%** to show **40%** reduction in AN count
- **214 patients** exceeded enrollment goal

Defining Success

***Clear Win:* ~20%** reduction in AN count vs. baseline

***Homerun:* ~40%** reduction in AN count vs. baseline

insmed

AN: inflammatory nodule | H: half | alpha (α): significance level representing the probability of concluding a treatment is effective when it is not

16

 Immunology & Inflammation Therapeutic Area Pipeline  BRINSUPRI® (brensocatib)  HS  Pre-Clinical  Ph1  Ph2  Ph 3  Commercial  Other  Next-Gen Uricase: Gout  IgG Protease  INS1148: Other Indications  Novel MoA  DPP1 Inhibitors  INS1033: RA  INS1033: IBD  Anticipated Catalysts  Q2:26 | CEDAR Ph2 readout   2H:26 | IND for RA filing  2H:26 | IND for IBD filing  HS: hidradenitis suppurativa | RA: Rheumatoid arthritis | IBD: Inflammatory bowel disease | MoA: Mechanism of Action | IgG: Immunoglobulin G | Next-Gen: next generation | IND: investigational new drug application | Q: Quarter | Ph: Phase

 Neuro & Other Rare   T H E R A P E U T I C  A R E A

Gene Therapies: Phase 1 Trials **Progressing On-Track**

Intrathecally Delivered Gene Therapies with Non-Weight-Based Dosing

DMD

- IDMC recommended to **advance dosing** in study
- **Advanced to next stage of ASCEND study:**
  - ***Cohort 2:*** boys aged 3 to <5 years at higher dose
  - ***Cohort 3:*** boys aged 2 years at lower dose



Screening
Cohort 1
3 - <5 years old
Lower Dose
(3 patients)
Cohort 2
3 - <5 years old
Higher Dose
(3 patients)
Cohort 3
2 years old
Lower Dose
(3 patients)
Cohort 4
2 years old
Higher Dose
(3 patients)

ALS

- **ARMOR study initiated** in Q4:25
- Studying both **SOD1** and **sporadic ALS**
- Strong **pre-clinical data** exist in both models



Screening
Cohort 1
Low Dose
Sporadic ONLY
(3 patients)
Cohort 2
Medium Dose
Sporadic & SOD1
(5 patients each)
Cohort 3
High Dose
Sporadic & SOD1
(5 patients each)

insmed

Initiation indicates that trial sites are open and ready to screen participants for enrollment | DMD: Duchenne muscular dystrophy | IDMC: Independent Data Monitoring Committee | ALS: amyotrophic lateral sclerosis | IND: Investigational new drug application | INS1202 is Insmed's second gene therapy candidate for the treatment of patients with ALS | SOD1: Superoxide Dismutase 1; refers to the gene and protein for a major antioxidant enzyme that converts toxic superoxide radicals into oxygen and hydrogen peroxide | H: half

19

Neuro & Other Rare Therapeutic Area Pipeline



Pre-Clinical
Ph1
Ph2
Ph 3
Commercial
Gene Therapy
INS1201: DMD
INS1202: ALS*
INS1203: Stargardt
Synthetic Rescue
ASO: Ataxia Telangiectasia
ASO: AOA1

Anticipated Catalysts

2026 | IND for Stargardt filing

'26/'27 | ASCEND DMD updates

'26/'27 | ARMOR ALS updates

2027 | Stargardt Ph1 trial updates

DMD: Duchenne muscular dystrophy | ALS: amyotrophic lateral sclerosis | ASO: Antisense Oligonucleotide | AOA1: Ataxia with Oculomotor Apraxia Type 1 | IND: investigational new drug application | H: Half | YE: Year-end | Ph: Phase | * Studying both SOD1 and sporadic ALS

20

Financial Strength Allows Us to Pursue Our Ambitious Goals  1 Unaudited revenue results and/or cash, cash equivalents, and marketable securities | 2 year-over-year growth vs. unaudited 2025 revenue results | 3 Revenue guidance for current label; does not include revenues from potential label expansion | BD: business development | U.S.: United States   Capital Allocation  Deploy capital to maximize opportunities for patients   Prioritize BD opportunities with promising science  $1.7B  as of 9/30/20251  Cash Position  2025  $433.8M  2026 Guidance  $450M to $470M  $28.1M  U.S. Only1  Q3:25   (Partial)  $144.6M  U.S. Only1  Q4:25   (Full)  1 Preliminary unaudited revenue results are subject to adjustment. The Company will report its final and complete fourth-quarter and full-year 2025 financial results in February 2026. The actual results could be materially different from these preliminary unaudited financial results | U.S.: United States | M: Million | BD: Business development  Worldwide1  Worldwide

 Our Culture is Our Greatest Strength  In a recent survey*  >90% of employees  who responded said they felt:  Proud to work at Insmed  Inspired by what we do  Confident in Insmed’s future  Driven to do their best work  * The 2025 annual Insmed Pulse Survey included 92% participation across the organization  Certified as a U.S. Great Place to Work  No. 1 on Science’s Top BioPharma Employers List  Five Years in a Row

 2026: Building On Our Momentum  Next 18+ Months: Potential future value creation driven by commercial execution and clinical progress  Three Therapeutic Areas: New structure supports the evolution of our commercial portfolio & clinical pipeline  BRINSUPRI: Strong start to U.S. launch; multiple international launches expected in 2026*  U.S.: United States | * Pending regulatory approval in the United Kingdom (UK) and Japan

 Thank You